UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 12, 2005


                               HOMEFED CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         1-10153                                           33-0304982
(Commission File Number)                       (IRS Employer Identification No.)


1903 WRIGHT PLACE, SUITE 220, CARLSBAD, CALIFORNIA                   92008
     (Address of Principal Executive Offices)                     (Zip Code)


                                  760-918-8200
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



NY2:\1552159\01\X9NJ01!.DOC\64909.0003

Item 7.01. Regulation FD Disclosure.

           The information set forth in the Report of the Chairman of HomeFed Corporation delivered at the Annual Meeting of Stockholders on July 12, 2005, attached hereto as Exhibit 99.1, is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

           (c) Exhibits.

           99.1 Report of the Chairman of HomeFed Corporation delivered at the Annual Meeting of Stockholders on July 12, 2005.

















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
                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: July 12, 2005

                                           HOMEFED CORPORATION

                                           /s/ Erin N. Ruhe
                                           --------------------------------
                                           Name: Erin N. Ruhe
                                           Title: Vice President



















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